Medco is a registered trademark of Medco Health Solutions, Inc.
© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing Today,
Innovating for a Greater
Tomorrow
Valerie C. Haertel
Vice President, Investor Relations
Analyst Day - November 30, 2006
Exhibit 99.1

© 2006 Medco Health Solutions, Inc. All rights reserved.
11/28/2006 - 10:00pm
Forward-looking statements
This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management (“PBM”) and specialty pharmacy industries, and other legal, regulatory and economic developments.  We use words such as
“anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,”
“will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue” and similar expressions to identify these forward-looking statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors.

© 2006 Medco Health Solutions, Inc. All rights reserved.
11/28/2006 - 10:00pm
Forward-looking statements (cont’d)
These factors include:
Risks associated with our acquisition of Accredo Health, Incorporated (“Accredo”), including integration risks, and an increase in credit risk resulting from the payment streams associated with specialty pharmacy accounts receivable
Governmental investigations, and governmental, qui tam and other liability claims asserted against us, and any associated mandatory changes to our business practices
Competition in the PBM and specialty pharmacy industries, including competition from health plans and national retail pharmacies
Pressure on discounts and rebates from pharmaceutical manufacturers and margins in the PBM industry
Our ability to obtain new clients and the possible termination of, or unfavorable modification to, contracts with key clients
Risks and uncertainties regarding the implementation and ongoing execution of the Medicare Part D prescription drug benefit
Possible regulatory or industry practice changes affecting pricing, rebates, discounts or other practices of pharmaceutical manufacturers
Risks associated with the secure storage and transmission of personal health information and other confidential data
Developments in the healthcare industry, including the effect of increases in overall healthcare costs, changes in drug utilization and cost patterns and the introduction of new brand-name and/or generic drugs
New or existing governmental regulations or legislation and changes in, or the failure to comply with, governmental regulations or legislation
The possibility of a material non-cash charge to income if our recorded intangible assets are impaired or require accelerated amortization from a change in the remaining useful life
Risks associated with our indebtedness and debt service obligations
General economic and business conditions
The foregoing list of factors is not exhaustive.  You should carefully consider the foregoing factors and the other uncertainties and potential events described in our Annual Report on
Form 10-K and other documents filed from time to time with the Securities and Exchange
Commission (“SEC”).

© 2006 Medco Health Solutions, Inc. All rights reserved.
11/28/2006 - 10:00pm
Medco Analyst Day Agenda
Growing Today, Innovating for a Greater Tomorrow
Break 9:50 – 10:05
Registration & Continental Breakfast 7:30 – 8:00
V. Haertel Welcome 8:00 – 8:05
D. Snow Growing Today, Innovating for a Greater Tomorrow 8:05 – 9:20
J. Reed Growing the Bottom Line 9:20 – 9:50
T. Wentworth Growing Specialty Pharmacy 10:05 – 10:35
L. Kornwasser Optimizing Prescriptions 10:35 – 11:05
Optional Willingboro Tour 1:15 – 5:45
Adjournment 1:00
D. Snow Closing Remarks 12:45 – 1:00
Lunch / Q&A 11:35 – 12:45
B. Griffin Growing in the Marketplace 11:05 - 11:35

© 2006 Medco Health Solutions, Inc. All rights reserved.
11/28/2006 - 10:00pm
Growing Today
Innovating for a Greater Tomorrow
Growing
Today,
Innovating
for a Greater
Tomorrow
Growing
the Bottom
Line
Growing
Specialty
Pharmacy
Growing
in the
Marketplace
Optimizing
Prescriptions

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing Today, Innovating
for a Greater Tomorrow
David B. Snow, Jr.
Chairman & Chief Executive Officer
Analyst Day - November 30, 2006

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco: growth and innovation
1
1
Industry issues: a historical perspective
2
2
3
3
2007 and beyond: innovation and specialization
4
4
Growth trends and drivers through 2006
Industry growth and Medco’s position

© 2006 Medco Health Solutions, Inc. All rights reserved.
Perceived issues
A historical perspective – 2003
Shareholder return of 44.9%
GAAP EPS $1.57
18% net income growth
GAO report validates value of
model
PBMs are just “middlemen”
Nearly $10 billion in renewals Legal overhang –
consequence to retention
Transparent model 54%
rebates retained, yet EBITDA
per adj Rx    21%
Disproportionate dependence
on rebates
2003 Medco results 2003 fears

© 2006 Medco Health Solutions, Inc. All rights reserved.
Perceived issues
A historical perspective – 2004
$21 billion in renewals Legal overhang –
consequence on retention
Shareholder return of 23.1%
GAAP EPS $1.75,   11.5%
Growth prospects
Transparent model, 44%
rebates retained, yet EBITDA
per adj Rx    22%
Transparency will harm the
model and reduce margins
2004 Medco results 2004 fears

© 2006 Me
Perceived issues
A historical perspective – 2005
Shareholder return of 22.4%
GAAP EPS $2.05,   17.1%
25% net income growth
$3+ billion new business
$10 billion in renewals
Medco achieves mail order
penetration of 36.6%
90 days at retail would
harm PBMs
Maine court declared PBMs
NOT fiduciaries
– Legislation effective to those
sited in ME (Medco has none)
Maine legislation
Mercer, Towers-Perrin, AON Employer coalitions & health
plan carve-ins
2005 Medco results 2005 fears

© 2006 Medco Health Solutions, Inc. All rights reserved.
Fear 1
Fear 1
Wal-Mart’s $4 generic drug plan is going to
negatively impact Medco’s business
Perceived issues du jour – 2006
Reality
Reality
Wal-Mart's program limited to 143 drugs
Primarily older, low market share and already
low-cost generics
Represent approximately 7% of overall drug
spend
Medco has not seen any material impact to
mail-order volume or margins

© 2006 Medco Health Solutions, Inc. All rights reserved.
Fear 2
Fear 2
The outcome of the FirstData Bank AWP settlement
is going to harm Medco margins
Perceived issues du jour – 2006
Reality
Reality
As early as 2001, Medco anticipated future
changes to this benchmark pricing
methodology, contracting with our clients to
hold both parties economically neutral in the
event of a methodology change

© 2006 Medco Health Solutions, Inc. All rights reserved.
As proposed, the Caremark/CVS merger offers no
premium to Caremark – how does that reflect on
the future of the PBM industry?
Perceived issues du jour – 2006
Reality
Reality
Medco remains highly confident in the strength
of our model and in our long-term growth
prospects
2006 guidance raised and narrowed to $2.33 to
$2.36*, growth of 27 to 28% over pro forma
2005 EPS
2007 guidance of GAAP diluted EPS range of
$2.76 to $2.83, growth of 17 to 21% over 2006
guidance*
Fear 3
Fear 3
* Excludes first quarter 2006 legal settlements charge

© 2006 Medco Health Solutions, Inc. All rights reserved.
Democratic control of Congress may not be
conducive to growth in the PBM industry
Perceived issues du jour – 2006
Reality
Reality
Medicare Part D is a success
Focus is on manufacturers, not PBMs
Democrats generally bullish on generics and
defining biogenerics
Federal checks and balances remain,
mitigating extreme change
Fear 4
Fear 4

© 2006 Medco Health Solutions, Inc. All rights reserved.
Pharmacy – the fastest growing
component of the health care industry
Aging of America Aging of America
By 2010, seniors aged 55-64 will increase by nearly 50%
1
Seniors consume 3 times the average drug spend of younger
consumers (more than 30 Rx’s each)
Drug spend Drug spend
inflation inflation & the need & the need
to control costs to control costs
CMS projects drug spend to increase by 8% annually through 2010,
Expected to drive top line growth and demand for PBM services
2
Specialty Specialty
pharmaceutical pharmaceutical
growth growth
Fastest growing component -- expected to reach $78 billion
3
in 2008
95% growth over past 5-year period
Expected CAGR of 34.1% from 1995-2010
Continued shift Continued shift
to generics to generics
More than 60 brand-name medications (combined sales of approx.
$51 billion) scheduled to become available generics from 2006-2011
4
Mail service growth Mail service growth
Prescription volume at mail  accounts for more than 17% of all U.S.
prescription drug sales, and continues to grow
Medicare Part D Medicare Part D
Market opportunity for PBMs has more than doubled with Medicare
Part D
1
U.S. Census Bureau Population Projections Bureau, Release Date January 13, 2000.
2
CMS Feb 2006.
3
Banc of America, Sept 14, 2005.
4
Medco estimates.

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco Health Solutions:
Leading Pharmacy Benefit Manager
Industry Leading Drug Trend Management
Leading Internet Pharmacy
Largest Specialty Pharmacy
Largest Mail Order Pharmacy
Largest Drug Spend Under Management
Fortune 100 company
Fortune 100 company
with estimated annualized
with estimated annualized
2006 revenues of ~$42 Billion
2006 revenues of ~$42 Billion

© 2006 Medco Health Solutions, Inc. All rights reserved. Our 5 year strategy 2003 through 2007

© 2006 Medco Health Solutions, Inc. All rights reserved.
$1.50
$1.83
$1.89
$2.13
$1.30
$1.50
$1.70
$1.90
$2.10
$2.30
2003 2004 2005 9 mos 2006*
Our long-term growth trends
EBITDA per adjusted script
* Excludes first quarter 2006 legal settlements charge
Q3 2006 EBITDA per adj Rx = $2.30

© 2006 Medco Health Solutions, Inc. All rights reserved.
Our long-term growth trends
Earnings per share
$1.40
$1.60
$1.80
$2.00
$2.20
$2.40
$2.60
$2.80
$3.00
2003 2004 2005 2006E* 2007E
* Excludes first quarter 2006 legal settlements charge
$1.57
$1.75
$2.05
$2.33 - $2.36
$2.76 - $2.83

© 2006 Medco Health Solutions, Inc. All rights reserved.
Grow Medicare Part D
Medco drivers for long-term
growth and profitability
Grow specialty pharmacy
Grow mail
Grow generics
Innovate for a greater tomorrow
Grow net-new sales

© 2006 Medco Health Solutions, Inc. All rights reserved.
Generic dispensing rate (GDR)
43.8%
46.3%
51.5%
54.5%
43%
45%
47%
49%
51%
53%
55%
57%
2003 2004 2005 9 mos 2006
Medco drivers for long-term
growth and profitability
Grow generic dispensing rate
On average, every point increase in GDR = approximately $25MM (pre-tax)

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco drivers for long-term
growth and profitability
78.1
87.7
87.3
90
95
2003 2004 2005 2006E 2007E
10 million FEHBP Rx’s
Mail Rx Growth
Grow mail
~
~

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco drivers for long-term
growth and profitability
Specialty pharmacy lives
(MM)
Grow specialty pharmacy
1.8
2.6
3.6
5.5
6.0
2003 2004 2005 2006E 2007E
Specialty pharmacy revenue
($B)
4.3
20.6
38.5
42.5
2003 2004 2005 9 mos
2006
~
~

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco drivers for long-term
growth and profitability
Renewals
($B)
Grow net-new sales
New named business
($B)
9.7
21.0
10.0
6.3
6.9
2003 2004 2005 2006E 2007 to
date
* Includes estimated calendarization, growth & erosion.
1.9
0.9
3.0
3.7
1.2
2003 2004 2005 2006E 2007 to
date

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco drivers for long-term
growth and profitability
Employer retiree
base revenues
Medicare
revenues
Total Medicare-
eligible revenues
$2.6 B
$12.4 B
$15.0 B
Medco co-logo
partner enrollees
900,000+ to date
Medco PDP
100,000 members
Medicare 2007 revenues
Grow Medicare Part D
$0.20–$0.26 per share
$0.20–$0.26 per share
incremental growth for 2007
incremental growth for 2007

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco drivers for long-term profitability
Therapeutic
Resource
Centers
My Rx Choices Optimal Health
New Therapeutic Resource Centers
Innovate for a greater tomorrow

© 2006 Medco Health Solutions, Inc. All rights reserved.
Not all members are created equal
Well
Wrinkles,
Baldness,
Impotence,
Contraception,
Vitamins
Acute
Colds & Flu,
Strep Throat,
Ear Infection,
Headache,
Sprains
Chronic
Heart Disease,
Diabetes,
Arthritis,
High Blood Pressure,
High Cholesterol,
Dementia,
Chronic Back Pain
Complex
Multiple Chronic
Conditions such as Heart
Failure and Diabetes,
Cancer,
AIDS,
Metabolic Syndrome
Individuals have different needs, different cost
Therapeutic
Resource
Centers

© 2006 Medco Health Solutions, Inc. All rights reserved.
Engage those who spend the money
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
% Members % Rx Cost
46%
17%
34%
3%
16%
80%
1%
3%
Complex
Chronic
Acute
Well

© 2006 Medco Health Solutions, Inc. All rights reserved.
Chronic and complex patients
are the high cost groups
11% 60% 10% 19% % Medical Cost
$8,466 $2,819 $1,263 $1,212
Plan Medical
Cost/Eligible
3% 46% 17% 34% % Book of Business
$691 $317 $47 $6
Member Rx
Copay/Eligible
$3,980 $1,046 $103 $13 Plan Rx Cost/Eligible
16% 80% 3% 1% % Rx Cost
Complex Chronic Acute Well Issues
Source:  Medco data

© 2006 Medco Health Solutions, Inc. All rights reserved.

© 2006 Medco Health Solutions, Inc. All rights reserved. Effective member engagement model Teachable Moments Teachable Teachable Moments Moments Trusted Trusted Advisor Advisor Incentives Incentives

© 2006 Medco Health Solutions, Inc. All rights reserved.
Our pharmacists have the teachable
moments and trusted advisor role
0
20
40
60
80
100
120
All Top 15% Top 10% Top 5% Top 3% Top 1% Top 0.5%
Pharmacist
Doctor
Risk Severity
Source:  Medco data
Pharmacists #1
for honesty and ethics
for 9 straight years
Source: Gallup

© 2006 Medco Health Solutions, Inc. All rights reserved.
Pharmacists Pharmacists
Patients Physicians Physicians
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
General
Pharmacy Site
Historic approach

© 2006 Medco Health Solutions, Inc. All rights reserved.
Specially Trained Pharmacists Specially Trained Pharmacists
Patients Physicians Physicians
New state – Therapeutic Resource Centers
Healthcare
Value
Map

© 2006 Medco Health Solutions, Inc. All rights reserved.
Accredo
Rare & Specialty
Columbus
Hematology/Oncology
Cardiovascular
•Hypertension
N. Versailles
Specially Trained Pharmacists Specially Trained Pharmacists
Patients Physicians Physicians
New state – Therapeutic Resource Centers
Healthcare
Value
Map
Fairfield
• High Risk
Diabetes
Texas
Neurology/Psychiatry
Diabetes
Gastrointestinal
Cardiovascular
•High Risk
Tampa
Cardiovascular
•High Cholesterol
Spokane
Pulmonary
Rare &
Specialty
0.19 MM
Patients
42 Sites
Hematology
Oncology
0.6 MM
Patients
Columbus OH
Diabetes
2.5MM
Patients
Fairfield OH
Ft Worth TX
Cardio-
vascular
9.1 MM
Patients
Tampa FL
Columbus OH
N.Versailles PA
Pulmonary
2.5 MM
Patients
Spokane WA
Neurology
Psychiatry
6.2 MM
Patients
Ft Worth TX
Gastro-
intestinal
1 MM
Patients
Ft Worth TX

© 2006 Medco Health Solutions, Inc. All rights reserved.
Creating value from
Therapeutic Resource Centers
Remaining Retail
Pharmacy
Conversion
Opportunity
Current Mail
Penetration
Remaining
Pharmacy
Opportunity
Chronic medication Rx’s* Specialty channel
Current
Penetration
42%
58%
63%
37%
For each 1% increase in mail penetration or generic
dispensing rates, Medco can earn $15-25MM in
incremental margin depending on brand and generic
mix and our clients save multiples of that
For each 1% increase in specialty spend through
our preferred channel, Medco can earn $5-8MM in
incremental margin, while lowering clients’ total
cost of care
* Aligned prescriptions

© 2006 Medco Health Solutions, Inc. All rights reserved.
Each center will drive for drug mix,
channel optimization, AND safety
0
2
4
6
8
10
12
Rare & Specialty Hematology
Oncology
Diabetes Cardiovascular Pulmonary Neurology
Psychiatry
Gastrointestinal
Retail patients Mail patients
0.19MM
0.6MM
2.5MM
9.1MM
2.5MM
6.2MM
1.0MM

© 2006 Medco Health Solutions, Inc. All rights reserved.
Therapeutic Resource Centers:
A sustainable brandable difference
Requires significant volume by practice area
Requires distinct front end and back end pharmacy operations
Requires single IT platform, using real time data
Requires ability to price and display hundreds of millions
of therapeutic options in a compressed timeframe
Requires multi-year, major capital investment
– 100% of our capital goes to creating new sources of value
14 patents, 39 patents pending
3 years of development

© 2006 Medco Health Solutions, Inc. All rights reserved.
The specialized pharmacies are launching
and will be fully implemented in 2007
Implementation Business Planning & Development
HEM-ONC 19% –OH
PULMONARY 11% – WA
CV-HIGH RISK 15% – PA
CV-HYPERTENSION 18% – OH
Specialist
Training Curriculum
NEURO-PSYCH 28% – TX
DIABETES 24% – TX
GASTROINTESTINAL 26% – TX Integrated Contact Mgmt
CV-LIPIDS 31% – FL
DIABETES 21% – OH
Medco Analytic Engine
Stratification Rx Order Routing
Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3
2007 2006 2005 2004

© 2006 Medco Health Solutions, Inc. All rights reserved.
Optimal Health
®
& the Healthways alliance
Physician
Patient
Maintain
Wellness
Manage
Conditions
High Risk
Care Support
Safety
Plan
Policies
Savings
Enrollment
Medco Member Engagement Program
Specialist Pharmacist
At The Center
Pharmacy Health
Health Coach
Through Optimal Health
$40B
$40B
$160B
$160B
Optimal
Health

© 2006 Medco Health Solutions, Inc. All rights reserved.
Today’s chasing model without enrollment
Time (Years)
100%
66%
33%
0 1 2 3 4
0%
Members sent general information
Member fills script
PBMs react to script with “Chasing Programs”
Pharmacists contact physicians on company’s behalf
Lower member engagement.  Lower savings.
My Rx
Choices

© 2006 Medco Health Solutions, Inc. All rights reserved.
+ Faster
+ Greater
My Rx Choices will generate
faster, greater savings
Member enrolls into choices via My Rx Choices
Member authorizes Medco to change prescriptions
Specialist pharmacists engage physicians on member’s behalf
Specialist pharmacists identifies “at risk” patients for Optimal Health
Faster savings.  Increased member engagement.
Time (Years)
100%
66%
33%
0 1 2 3 4
0%

© 2006 Medco Health Solutions, Inc. All rights reserved.
My Rx Choices simplifies decision making
Options
Maintenance
Drugs
Alternative
Per Drug
Channels
The
Member’s
Best Choice
= x x =
=
4
4
6
6
2
2
48
48
1
1
All options pre-evaluated
All drugs price compared
Lowest cost options displayed
Choose with single click
Physician assistance
All options pre-evaluated
All drugs price compared
Lowest cost options displayed
Choose with single click
Physician assistance
Unaware of choices
Minimal cost information
No assistance
Unaware of choices
Minimal cost information
No assistance
Average Chronic/Complex Patient

© 2006 Medco Health Solutions, Inc. All rights reserved.
My Rx Choices has launched
Beta Test
Launched October 2006
Available for 5MM lives
Encouraging results:  16-23% conversion
Book of Business Rollout
Rollout April, 2007
High client and prospect interest
Targeting 11MM lives

© 2006 Medco Health Solutions, Inc. All rights reserved.
Creating value through My Rx Choices
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
National Key Health Plans Systemed
Opportunity to enroll
10.9MM lives into
My Rx Choices in 2007
Margin of $15MM through
improved generic
dispensing and mail
penetration rates and our
clients save multiples of
that
Potential Enrollees by Customer
Group for 2007
(in millions)
First Year Projections

© 2006 Medco Health Solutions, Inc. All rights reserved.
Optimizing member engagement
What does this mean for the future?
Greater client drug savings
Greater client medical savings
Greater member savings
Improved clinical outcomes for members
Medco margin expansion

© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing Today
Innovating for a Greater Tomorrow
Growing
Today,
Innovating
for a Greater
Tomorrow
Growing
the Bottom
Line
Growing
Specialty
Pharmacy
Growing
in the
Marketplace
Optimizing
Prescriptions

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing the Bottom Line
JoAnn Reed
Senior Vice President, Finance &
Chief Financial Officer
Analyst Day - November 30, 2006

© 2006 Medco Health Solutions, Inc. All rights reserved. Growing the bottom line 1 1 Industry issues 2 2 3 3 2007 Guidance 4 4 Opportunity for growth in 2007 Third-quarter 2006 financial performance

© 2006 Medco Health Solutions, Inc. All rights reserved.
Of the 143 drugs available under the Wal-Mart program,
Medco dispensed more than 8,000 mail prescriptions to
the Tampa area over the last 14 weeks
Represents approximately 7% of the drug spend in Tampa
Medco’s mail share and generic dispensing rates for these
drugs in the Tampa Bay area over the last 14 weeks have
improved, resulting in increased mail margin
Medco’s clients and members benefited from the
program since our typical retail pricing is the “lower of”
the discounted AWP, MAC price, or the usual and
customary charge
Impact from Wal-Mart generic program

© 2006 Medco Health Solutions, Inc. All rights reserved.
Mail penetration in Tampa area
increases
0
200
400
600
800
1,000
1,200
1,400
1,600
8/25 9/8 9/22 10/6 10/20 11/3 11/17
10%
12%
14%
16%
18%
20%
22%
MHS mail Rxs Mail penetration
Tampa – mail volume
Wal-Mart announcements

© 2006 Medco Health Solutions, Inc. All rights reserved.
Wal-Mart sampling analysis
If a Medco-by-Mail member, who takes one or more of the
products on the limited Wal-Mart list, chooses to move all
prescriptions to Wal-Mart, the average cost would increase
$290 per patient per year based on current utilization
With 331 GCN’s*, the Wal-Mart list comprises only 2.9% of
the universe of 11,322 GCN’s available
* ”Generic Code Number”

© 2006 Medco Health Solutions, Inc. All rights reserved.
Average wholesale price (AWP)
What this means to Medco
Should this settle, bottom line impact will be immaterial
To date, Medco has 93% of its drug spend covered by
the contractual provision that holds both parties neutral
to methodology or pricing benchmark changes
By the time of potential implementation, the majority
of the remaining 7% will be covered by similar
contractual provisions
Since 2001, clients have benefited by additional
discounts and rebate sharing specifically on brand-name
products that, on average, have resulted in over 400
basis points of savings

© 2006 Medco Health Solutions, Inc. All rights reserved.
Average manufacturer price (AMP)
Currently AMP is not a publicly available price file
Used for government contracting only
(i.e., Medicaid business)
AMP is simply another benchmark price; it is not the
acquisition cost
If AMP becomes a new standard, Medco’s contractual
provision would hold parties neutral to benchmark changes

© 2006 Medco Health Solutions, Inc. All rights reserved.
Solid third-quarter financial results
+ 29.2%
+ 24.6%
$0.48
$0.57
$0.62
$0.71
GAAP diluted EPS
Diluted EPS adj. for intangibles
(2005 pro forma to include
stock option expense)
+ 4.5 pts 51.5% 56.0% Generic dispensing rate
+ 28.2%
$463.1MM
5.0%
$593.5MM
5.7%
Gross margin
% of net revenues
+ 30.4% $142.5MM
1.5%
$185.8MM
1.8%
Net income (2005 pro forma to include
stock option expense)
% of net revenues
+ 3.3% 173.4MM 179.2MM Total adjusted Rxs
$9.3B
3Q05 3Q05
+ 12.2% $10.5B Net revenues
Growth Growth 3Q06 3Q06
* 3Q’06 shares outstanding increased 2.2MM shares to 298.7MM when compared to 296.5MM in 3Q’05.  3Q’06 includes pre-tax stock option expense of $14.8MM. 3Q’05 pro forma equivalent stock option expense amounted to $23.7MM.

© 2006 Medco Health Solutions, Inc. All rights reserved.
Generic dispensing rates (% Rxs)
continue on an upward trend
38%
43%
48%
53%
58%
63%
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06
Mail Retail Total

© 2006 Medco Health Solutions, Inc. All rights reserved.
Capitalization
S&P: BBB
(stable outlook)
Moody’s: Baa3
(positive outlook)
Fitch: BBB+
(stable outlook)
2,460 Accounts receivable, net
1,617 Inventories, net
525 Current debt
$13,670 Total assets
5,117 Goodwill, net
2,578 Intangibles, net
752 Other assets
627 Property and equipment, net
$519 Cash and investments
7,549 Equity
6,121 Total liabilities
1,226 Other non-current liabilities
886 Long-term debt
$13,670 Total liabilities and equity
$3,484 Current liabilities
Balance sheet as of 9/30/06 ($MM) Balance sheet as of 9/30/06 ($MM)
Senior Senior
unsecured ratings unsecured ratings
EBITDA*/interest
expense: 16.3x
Debt/EBITDA*: 0.91x
Debt/total capital: 15.7%
Strong credit ratios Strong credit ratios
† †
† LTM = Last twelve months as of 9/30/06
* Excludes legal settlements charge
Investment
grade

© 2006 Medco Health Solutions, Inc. All rights reserved.
88
115
337
235
999
614
909
274
251
322
235
125
98
132
2000 2001 2002 2003 2004 2005 9 mos
2006
Cash flow generation
Cash flow from operations
($MM)
$366
$659
$470
$1,124
$712
Capital expenditures Free cash flow
1
1
$1,041
$822*
Note: Free cash flow = cash from operations – capital expenditures
1
Pro forma presentation assuming SFAS 142 was in effect for all periods.
*Over $460MM was collected from our clients
*Over $460MM was collected from our clients
the Monday after our 3Q06 fiscal quarter ended
the Monday after our 3Q06 fiscal quarter ended
$362

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco opportunity for growth
Progress and expectations for 2007
Sales growth
– Addition of $1.2B in new 2007 business, to-date
Generics growth
– Nearly $7.1B in drugs coming off patent in 2007
– Incremental contribution of $0.06–$0.08 per share
Mail impact
– 5.6% increase in 2007 to approximately 95MM
Medicare Part D impact
– Incremental growth of $0.20–$0.26 per share
Accredo Health Group impact
– Contribution of $0.23–$0.26 per share
Efficient use of cash
– Share repurchase up to 12.5MM shares

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco: Net positive sales in 2006
($1.8 B)
Erosion & calendarization ($0.8 B)
Lost sales ($1.0 B)
$5.1 B
Calendarization $0.8 B
Growth in existing clients $2.1 B
New sales (Commercial, ASO, Medicare PDP)
$2.2 B
$3.3B net new, to date
$3.3B net new, to date

© 2006 Medco Health Solutions, Inc. All rights reserved.
$0.4B net new, to date
$0.4B net new, to date
Medco: Net positive sales in 2007
to date
($1.8 B)
Erosion & calendarization ($0.6 B)
Lost sales ($1.2 B)
$2.2 B
Growth & calendarization $1.0 B
New sales
(Commercial & ASO only)
$1.2 B
New sales mail penetration rate of 40% New sales mail penetration rate of 40%
Lost sales mail penetration rate of 20% Lost sales mail penetration rate of 20%

© 2006 Medco Health Solutions, Inc. All rights reserved.
Fiscal year impact of 2006
generic introductions
* Includes Plavix, $2.7B annual US spend.
† Excludes Plavix
Source: U.S. Drug spend estimates are based on IMS Health data for 2005, compounded amounts prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of
October 2006.  Changes may occur due to litigation, patent challenges, etc.
Off-patent compounding effect
($B)
6.5
3.7
7.1
4.0
11.4 11.4
2006 2007 2008
$6.5
$15.1
†
$22.5
†
*
Zocor & Zoloft off-patent
compounding effect ($B)
2006 2007
Zocor
®
: 1.7
Zoloft
®
: 1.3
Zoloft
®
: 2.7
Zocor
®
: 3.4
$3.0
$6.1

© 2006 Medco Health Solutions, Inc. All rights reserved.
2007 generic pipeline
10/07 162 MM Prilosec
®
7/07 365 MM Paxil CR
®
Acute Acute
$2,541 MM Subtotal
2/07 72 MM Cipro XR
®
Total
Subtotal
Chronic Chronic
$7,071 MM
$4,530 MM
5/07 2,104 MM Ambien
®
10/07 23 MM Precose
®
10/07 912 MM Coreg
®
1/07 1,266 MM Toprol XL
®
$2,167 MM  10/07 Norvasc
®
Source: Medco and IMS data
Of the nearly $7.1B in anticipated brand expirations in 2007, $4.5B present mail opportunity
$0.06–$0.08 per share for 2007 generic pipeline incremental contribution

© 2006 Medco Health Solutions, Inc. All rights reserved.
2007 generic pipeline
$30 – $40MM Margin opportunity
$408MM Portion on Medco formulary
$2.1B Fiscal year impact
$416MM Medco’s average share ~ 20%
$4.5B
Total annual branded
drug spend – chronic
2007
2007
Results in $150–$200MM client savings
Results in $150–$200MM client savings

© 2006 Medco Health Solutions, Inc. All rights reserved.
Historical generic discount levels over
last two years for generic introductions
0%
10%
20%
30%
40%
50%
60%
70%
Single source Single source
authorized
generic
3 generics >3 generics

© 2006 Medco Health Solutions, Inc. All rights reserved.
Brand drug pricing comparison
$125
$130
$135
$140
$145
$150
$155
$160
$165
CVS.com Walgreens.com Wal-Mart Medco
$70
$75
$80
$85
$90
$95
CVS.com Walgreens.com Wal-Mart Medco
$65
$70
$75
$80
$85
$90
$95
CVS.com Walgreens.com Wal-Mart Medco
$0
$10
$20
$30
$40
$50
$60
$70
CVS.com Walgreens.com Wal-Mart Medco
Source: Wall Street Journal: Based on comparable script quantity
Zocor (Simvastatin) Zoloft (Sertaline)
Flonase (Fluticasone) Zithromax (Azithromycin)

© 2006 Medco Health Solutions, Inc. All rights reserved.
Generic drug pricing comparison
$0
$20
$40
$60
$80
$100
$120
$140
$160
CVS.com Walgreens.com Wal-Mart Medco
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
CVS.com Walgreens.com Wal-Mart Medco
$0
$10
$20
$30
$40
$50
$60
$70
$80
CVS.com Walgreens.com Wal-Mart Medco
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
CVS.com Walgreens.com Wal-Mart Medco
Source: Wall Street Journal: Based on comparable script quantity
Zocor (Simvastatin) Zoloft (Sertraline)
Flonase (Fluticasone) Zithromax (Azithromycin)

© 2006 Medco Health Solutions, Inc. All rights reserved.
Mail penetration rate for new business
Rx volume
(in millions)
Mail opportunity
Annualized new business
2004A 2005A 2006 2007 YTD
35%
32%
18%
40%
88 MM
87 MM
~90 MM
1.9 MM
3.2 MM
3.7 MM
~95 MM
1.2 MM

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medicare Part D
Continued growth
Incremental retiree
net income contribution
2007 assumptions
for Medco PDP
34%–36% mail penetration rate
57%–59% generic dispensing rate
$0.20–$0.26 per share
$0.20–$0.26 per share
incremental growth
incremental growth
$100–$135MM gross margin
$3–$8MM SG&A
$60–$75MM net income
Lives: PDP 75k –
Lives: PDP 75k –
125k*, Other 7.2MM –
125k*, Other 7.2MM –
7.5MM
7.5MM
* Reflects reduced level of dual-eligibles

© 2006 Medco Health Solutions, Inc. All rights reserved.
Accredo Health Group
2007 Outlook
Revenue to reach nearly $6B
EPS contribution of $0.23 to
$0.26 per share
1.8
2.6
3.6
4.0
2003 2004 2005 9 mos
2006
Specialty pharmacy revenue
($B)

© 2006 Medco Health Solutions, Inc. All rights reserved.
Share guidance
7.5MM 2007 Estimated options dilution
300MM – 305MM 3Q06 Guidance for 2006
295MM – 300MM 2007 Guidance
(12.5MM) 2007 Estimated share repurchases
Weighted average
Weighted average
diluted shares
diluted shares

© 2006 Medco Health Solutions, Inc. All rights reserved.
Share repurchase program
Board authorized program for up to $2.5B through 2008
Repurchases to date:
Utilizing 10b5-1 and discretionary trading in
non-blackout periods
Periodic review by Board of Directors for trading guidelines and additional repurchase authorizations
$272.5MM 5.2MM 4Q06 to date 4Q06 to date
Inception to date Inception to date
* *
3Q06 3Q06 $71.8MM 1.2MM
$1.5B 28.1MM
Cost
Cost
Shares
Shares
* As of close of business 11/28/06

© 2006 Medco Health Solutions, Inc. All rights reserved.
2007 guidance
$3.12–$3.19
$2.76–$2.83
2007
2007
guidance
guidance
15%–19% $2.69–$2.72
EPS (adj. for
intangible
amortization)
17%–21% $2.33–$2.36
EPS
2006
2006
guidance*
guidance*
%
%
growth
growth
* Excludes legal settlements charge

© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing Today
Innovating for a Greater Tomorrow
Growing
Today,
Innovating
for a Greater
Tomorrow
Growing
the Bottom
Line
Growing
Specialty
Pharmacy
Growing
in the
Marketplace
Optimizing
Prescriptions

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing Specialty Pharmacy
Timothy C. Wentworth
President & Chief Executive Officer,
Accredo Health Group, Inc.
Analyst Day - November 30, 2006

© 2006 Medco Health Solutions, Inc. All rights reserved.
24%
15%
15%
18%
28%
Specialty pharmacy market opportunity
Medical Benefit (approx $27-32B)*
Cancer
Anemia
Neutropenia
Rheumatoid
arthritis
All other
6%
5%
4%
4%
19%
15%
19%
28%
Pharmacy Benefit (approx $22-27B)*
Cancer
Multiple
sclerosis
Growth hormone
All other
Rheumatoid
arthritis
Anemia
Hepatitis C
Deep vein
thrombosis/
Anti-coagulation
*Source: Medco estimated $54 billion national market opportunity; data represents a sample of Medco clients with available integrated data, 2005.

© 2006 Medco Health Solutions, Inc. All rights reserved.
Biotechnology drug pipeline
Over 400 drugs in development
<1
11
33
82
1995 2000 2006E 2010E
Specialty pharmacy drug spend*
($ in billions)
CAGR 1995-2010 = 34.1%
More than 400 drugs
in development pipeline*
Source: Medco Estimates
*Excludes oncology spend of approximately $20 - $25B
*Source: PhRMA 2005 Survey: Medicines in
Development,
Oct. 2006
Some medicines are listed in more than one category.
45% of drugs in clinical trials for new indications are specialty
21% of pipeline drugs through 2007 are specialty
10
13
14
15
17
22
22
44
50
210
9
7
6
4
4
18
Cancer/related conditions
Infectious diseases
Autoimmune disorders
AIDS/HIV
Cardiovascular disease
Neurologic disorders
Diabetes/related
Digestive disorders
Respiratory disorders
Blood disorders
Genetic disorders
Skin disorders
Eye conditions
Growth disorders
Transplantation
Other

© 2006 Medco Health Solutions, Inc. All rights reserved.
Specialty pharmacy growth opportunity
78%
6%
4%
2%
2%
8%
Accredo
* Based on 2005 results
Sources:  AIS Specialty Pharmacy:  Stakeholders, Strategies & Markets (October 2006).  Company estimates,
Wall Street research.
Specialty Pharmacy Market
Walgreens
Caremark
CVS/PharmaCare
Express/Priority
Market Share*
Incremental opportunity to manage major medical spend as Incremental opportunity to manage major medical spend as clients transition to Accredo/Medco platform clients transition to Accredo/Medco platform
Remaining
Pharmacy
Opportunity
Specialty channel
Current
Penetration
63%
37%

© 2006 Medco Health Solutions, Inc. All rights reserved.
Specialty pharmacy –
dynamic landscape
Significant move underway in marketplace from "unmanaged"
fee-for-service providers to managed/PBM platform
Large health plans attempting to manage and dispense specialty drugs themselves
Smaller unaligned specialty pharmacies under significant
pressure as market replatforms
Manufacturers and physicians are concerned about the ability of any one provider to be able to service large, non-rare disease patient populations
With the Accredo acquisition, Medco became the largest provider of specialty care

© 2006 Medco Health Solutions, Inc. All rights reserved. Industry replatforming from fee-for-service to managed care

© 2006 Medco Health Solutions, Inc. All rights reserved.
Accredo is THE
superior choice for plans
and manufacturers in a changing market
Initial partnership
Purchase of ACDO
Most complete
access to limited
distribution drugs

© 2006 Medco Health Solutions, Inc. All rights reserved.
Accredo is THE
superior choice for plans
and manufacturers in a changing market
Initial partnership
Purchase of ACDO
Most complete
access to limited
distribution drugs
42 MM lives
$0.23–$0.26 2007
contribution
First Therapeutic
Resource Center (TRC)

© 2006 Medco Health Solutions, Inc. All rights reserved.
Accredo is THE
superior choice for plans
and manufacturers in a changing market
Initial partnership
Purchase of ACDO
Most complete
access to limited
distribution drugs
7 new limited
distribution
drugs
Flolan
®
exclusivity
Oncology
Formulary
Manufacturer
services
Major med;
preferred provider
initiatives
42 MM lives
$0.23–$0.26 2007
contribution
First Therapeutic
Resource Center (TRC)

© 2006 Medco Health Solutions, Inc. All rights reserved.
New limited distribution medications 2006
Renal cell carcinoma Bayer 4. Nexavar
MDS (myelodysplastic syndrome) Celgene 3. Revlimid
Iron overload due to blood
transfusions
Novartis 2. Exjade
Hunter syndrome
Pompe disease
Immunoglobin replacement
therapy
IGF-1 deficiency
Treatment
Treatment
Shire 7. Elaprase
Genzyme 6. Myozyme
ZLBehring 5. Vivaglobin
Tercica 1. Increlex
Manufacturer
Manufacturer
Drug Name
Drug Name
$150 MM revenue to Accredo in 2007

© 2006 Medco Health Solutions, Inc. All rights reserved.
Pricing/value equation
drives client opportunity
Leverage preferred
provider
Consolidate targeted
major medical volume
More restricted
Consolidate all
Rx specialty volume
Accredo
In-network
Value
Value
Utilization management:
e.g., reduced days supply; off-label usage
Therapy management for Accredo scripts
Utilization management; consistent therapy mgmt
Improved discount
Preferred brand opportunity
Utilization management; consistent therapy mgmt
Improved discount
Preferred brand opportunity
Eliminate targeted major med/physician mark-up

© 2006 Medco Health Solutions, Inc. All rights reserved.
Accredo’s growth opportunity
is multi-faceted
New client wins for
combined organization
New client wins for
combined organization
Medco book of business
Narrowing network
Major med opportunity
Medco book of business
Narrowing network
Major med opportunity
“Long list” to
Accredo clients
“Long list” to
Accredo clients
Productivity
enhancements
Productivity
enhancements
New products
New products
Oncology
Oncology
Formulary – biogenerics
Formulary – biogenerics
Services
Services
Acquisition/M&A
Acquisition/M&A

© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing Today
Innovating for a Greater Tomorrow
Growing
Today,
Innovating
for a Greater
Tomorrow
Growing
the Bottom
Line
Growing
Specialty
Pharmacy
Growing
in the
Marketplace
Optimizing
Prescriptions

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2006 Medco Health Solutions, Inc. All rights reserved.
Analyst Day - November 30, 2006
Optimizing Prescriptions
Laizer Kornwasser
Senior Vice President,
Channel and Generic Strategy

© 2006 Medco Health Solutions, Inc. All rights reserved.
Generic growth opportunity
$51B
†
brand drugs off-patent through 2011
Off-patent compounding effect
($ Billions, prorated)
14.0
7.1
5.9
12.3
1.9
12.5
2006 2007 2008 2009 2010 2011
$51B in US off-patent
Brand-name drug spend
($ Billions, annualized)
Zocor
®
Zoloft
®
Norvasc
®
Ambien
® Fosamax
®
Zyrtec
®
Risperdal
®
Prevacid
®
Lexapro
®
Aciphex
®
Flomax
®
6.5
11.4
3.7
7.1 7.1
4
5.9 5.9
12.3
1.5
1.9
11.4 11.4 11.4 11.4
7.1 7.1
5.9
5.7
12.3
8.2
2006 2007 2008 2009 2010 2011
Toprol XL
®
6.5*
15.1
†
Pravachol
®
Flonase
®
Mobic
®
Plavix
®
Lipitor
®
*
† Excludes Plavix, $2.7B annual US spend
* Includes Plavix, $2.7B annual US spend
Source: U.S. Drug spend estimates are based on IMS Health data for 2005, compounded amounts prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of October 2006. Changes may occur due to litigation, patent challenges, etc.
Effexor
®
Protonix
®
Avandia
®
Topamax
®
22.5
†
30.1
†
38.2
†
46.8
†

© 2006 Medco Health Solutions, Inc. All rights reserved. Financial incentives Education & communication Step therapy rules How will Medco maximize the opportunity?

© 2006 Medco Health Solutions, Inc. All rights reserved. Financial incentives Education & communication Step therapy rules

© 2006 Medco Health Solutions, Inc. All rights reserved.
Financial incentives
Financial
incentives
Education &
communication
Step therapy
rules
Incentive formulary /
preferred drug alignment
Incentive formulary /
preferred drug alignment
Mail alignment
Mail alignment
Member pay
the difference
Member pay
the difference
Co-pay
waivers
Co-pay
waivers

© 2006 Medco Health Solutions, Inc. All rights reserved.
Impact of “member pays the difference”
(MPD) on generic rates
1
Source: Based on a sample of Medco data.
Generic dispensing rates
1
Financial
incentives
Education &
communication
Step therapy
rules
Managed Sensitive No MPD program
49.5%
55.9%
57.2%

© 2006 Medco Health Solutions, Inc. All rights reserved.
Financial incentives drive results
National account case study
2005 retail: $10/25/35/50
2006 retail: $10/30/40/55
Added member
pay the difference
Client saved 4%
Client saved 4%
of drug spend
of drug spend
Co-pay changes
Co-pay changes
GDR
Financial
incentives
Education &
communication
Step therapy
rules
55.4%
3Q2005
62.4%
3Q2006

© 2006 Medco Health Solutions, Inc. All rights reserved.
$1B
$1B
Mail alignment will allow our clients
to maximize on its generic opportunity
Generic substitution rate
New chronic generics over the past 2 years
Days
Financial
incentives
Education &
communication
Step therapy
rules
+
+
Note: Savings based on the gap over the past 2 years and applying it to the generics listed on earlier slide
75%
80%
85%
90%
95%
100%
7 14 30 60 90 120 150 180 210 240 270 300 330 365
Mail
Retail

© 2006 Medco Health Solutions, Inc. All rights reserved. Financial incentives Education & communication Step therapy rules

© 2006 Medco Health Solutions, Inc. All rights reserved.
Awareness deepens members’
understanding of generics
Pre-script
mailings
Pre-script
mailings
Welcome kit
Generic education
Open enrollment/
Benefit information
Post-script
mailings
Post-script
mailings
Targeted drug mailings/
Consumer Reports
Mail conversion programs
EOB’s
Internet
Internet
Savings Advisor
Email communications
Generic resource center
Drug information
Benefit and co-pay information
Trusted
advisor
Trusted
advisor
Therapeutic Resource Centers
My Rx Choices
Optimal Health
Financial
incentives
Education &
communication
Step therapy
rules

© 2006 Medco Health Solutions, Inc. All rights reserved. Financial incentives Education & communication Step Therapy Rules

© 2006 Medco Health Solutions, Inc. All rights reserved.
Consumer Reports Best Buy Drug Ratings provide proven, effective, and affordable options for consumers who take maintenance medications. These independent ratings for safety, effectiveness and relative cost of drugs help consumers make better decisions about the alternatives available to them and to empower more informed conversations with their physicians. The content is free to consumers and available in its entirety at
crbestbuydrugs.org. Through a non-exclusive partnership with Medco, Consumer Reports will be making their ratings available to Medco’s clients’ members.

© 2006 Medco Health Solutions, Inc. All rights reserved.
New generics education for statins
Ask your doctor to consider prescribing a lower-cost
generic alternative.
Talk to your doctor
and ask whether simvastatin, lovastatin, or
pravastatin would be right for you.
If your doctor agrees, ask for a new prescription.
* Consumers Union:Consumer Reports Best Buy Drugs Report: The Statins: Comparing Safety, Effectiveness, and Price.
June 2006.  Available at http://www.crbestbuydrugs.org/drugreport_DR_Statins.html.
† This product also contains extended-release niacin.
simvastatin (Zocor)
lovastatin
(Mevacor)
pravastatin (Pravachol)
Lipitor
®
Mevacor
®
Pravachol
®
Vytorin
®
Zocor
®
Advicor
®†
Altoprev
®
Crestor
®
Lescol
®
Lescol
®
XL
Ask your doctor whether one of these lower-cost
generic medications would be right for you ...
If you are using one of these
brand-name drugs…
Financial
incentives
Education &
communication
Step therapy
rules

© 2006 Medco Health Solutions, Inc. All rights reserved.
Our communications drive results
Non-formulary PPI drug
Strategy
Strategy
Results
Results
Impact on GDR
Impact on GDR
Educational mailing
150,000 members
Non-formulary drug market share dropped 50%
Generic omeprazole up 30%
Source:  Medco data.
Financial
incentives
Education &
communication
Step therapy
rules

© 2006 Medco Health Solutions, Inc. All rights reserved. Financial incentives Education & communication Step therapy rules

© 2006 Medco Health Solutions, Inc. All rights reserved.
Step therapy
Co-pay and coverage options drive generics and lower
cost brands
Effective communication
High success rate with minimal member noise
Financial
incentives
Education &
communication
Step therapy
rules
Step therapy for new and existing users:

© 2006 Medco Health Solutions, Inc. All rights reserved.
$222
$181
Pre-Program Post-Program
42%
9%
Pre-Program Post-Program
58%
91%
Pre-Program Post-Program
PPI case study
79% decrease in non-preferred market share
57% increase in formulary compliance
Clients cost/Rx reduced by 18.4% for the category
– Generic share increased by 53%
Avg
79%
Avg
79%
Non-preferred
market share Formulary compliance Net cost per Rx
Financial
incentives
Education &
communication
Step therapy
rules
Avg
18%
Avg
18%
Avg
57%
Avg
57%

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco has an opportunity to capitalize
on our PPI success
0.8
3.8
6.9
2004 2005 2006
Financial
incentives
Education &
communication
Step therapy
rules
PPI step therapy enrollment
(Member lives MM)

© 2006 Medco Health Solutions, Inc. All rights reserved. Optimizing prescriptions Lower client drug trend Increase EBITDA per Rx A win-win solution

© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing Today
Innovating for a Greater Tomorrow
Growing
Today,
Innovating
for a Greater
Tomorrow
Growing
the Bottom
Line
Growing
Specialty
Pharmacy
Growing
in the
Marketplace
Optimizing
Prescriptions

Medco is a registered trademark of Medco Health Solutions, Inc.
© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing in the Marketplace
Brian T. Griffin
Group President
Health Plans Group
Analyst Day - November 30, 2006

© 2006 Medco Health Solutions, Inc. All rights reserved.
eslide - P3330 - Medco Analyst Day 2006
2006 selling season:
Winning on superior execution and innovation
Medco’s unique value
proposition:
Single-digit drug trend
Award-winning client
and member service
Flexibility and
customization
Technology leadership
Industry-leading client
analytical tools
Clinical innovation
Market-focused
structure:
Better execution
High client satisfaction
Enhanced client
experience
Award-winning
member service
Alignment and
Execution:
Driving generics,
formulary, mail,
specialty, UM
programs,
Medicare solutions
and integrated
data solutions
Transparency
Optimizing client
savings while
improving margin

© 2006 Medco Health Solutions, Inc. All rights reserved.
2006
Results in the marketplace
Net-new sales 2006, to date
(includes Medicare)
$3.3B
2006 renewals (above $10B renewals in 2005)
$6.3B+
New annualized business for 2007
$1.2B+
New annualized business in 2006
$3.7B+
Client retention rate – average contract
length 4.5 years
97.5%

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco
New 2006 business
28%
10%
11%
23%
28%
$3.7B+ annualized
$3.7B+ annualized
new business wins in 2006
new business wins in 2006
Average mail penetration
Average mail penetration
by client group
by client group
2006 new
business
2006
existing
Key Accounts 24% 41%
National 26% 52%
Health Plans 5% 28%
Systemed 24% 41%
Medicare PDP 11% 11%
Substantial growth opportunity Substantial growth opportunity to immediately increase mail to immediately increase mail
service and mail GDR service and mail GDR

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco
New 2006 business by incumbent
2006 annual drug spend
2006 annual drug spend
(% by incumbent)
(% by incumbent)
29%
31%
2%
18%
20%
Caremark
Express
Scripts
Wellpoint
Other
NMHC

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco
New 2007 business
$1.2B+ annualized
$1.2B+ annualized
new business wins for 2007
new business wins for 2007
2007 annual drug spend
2007 annual drug spend
(% by incumbent)
(% by incumbent)
31%
42%
27%
26%
8%
7%
26%
33%
Caremark
Express
Scripts
Wellpoint
Other
NMHC
Health Plans
Key
Accounts
Employer

© 2006 Medco Health Solutions, Inc. All rights reserved.
Leveraging Medco specialty solutions
for market and margin expansion
Growing specialty across all market groups
Maintaining pricing discipline
Meeting the demand for integrated pharmacy solutions and
component specialty services
Driving incremental value by focusing on:
– Superior patient care
– Reduced claim costs
– Narrowing network access and product selection
– Capturing specialty pricing for major medical claims
Creating new opportunity to partner with Health Plans:
– Clinically superior rare disease therapy management
– Broadest access to limited distribution products
– Industry-leading therapy management system

© 2006 Medco Health Solutions, Inc. All rights reserved.
Leveraging Medco specialty solutions
to win across all markets
$113M annualized new name specialty business in 2006
16%
31%
34%
19%
Health Plans
National
Accounts
Key Accounts
Systemed

© 2006 Medco Health Solutions, Inc. All rights reserved.
Delivering client value
Drug trend management
6.4E
10.2
12.9
8.5
14.0 14.0
16.4
5.4
19.7
16.4
15.9
15.3
11.9
8.0
7.7
10.7
0.0
5.0
10.0
15.0
20.0
25.0
1999 2000 2001 2002 2003 2004 2005 9M YTD
2006
Medco book of business
CMS estimates
Note: 2006 includes Part D/MA-PD lives; does not reflect subsidy payments
2005/2006 CMS numbers are projected

© 2006 Medco Health Solutions, Inc. All rights reserved.
Winning on superior execution
and innovation
Consumer Driven Health (CDH)
Market leader in CDH functionality
– Most sophisticated data integration capabilities
– Industry-recognized thought leadership and expertise
Consumerism
– Most advanced member engagement tools in the industry,
driving an enhanced member experience
– Experienced, knowledgeable member service representatives
and seamless member service between Medco and carriers
– Seamless web integration
Medco is the industry CDH thought leader

© 2006 Medco Health Solutions, Inc. All rights reserved.
Winning on superior execution
and innovation
Captured 1/3 of the CDH market
Seamless integration of medical and pharmacy administration
with over 30 carriers including all the national players and the
CDH market leaders (e.g., UHG/Definity, Aetna,
Wellpoint/Lumenos, CIGNA, etc.)
Real-time capability vs. industry norm of batch processing
By 2007 we will have over 100 clients and approximately
3 million members
With 3MM lives by 2007, Medco is the clear
industry leader among PBMs in the CDH market

© 2006 Medco Health Solutions, Inc. All rights reserved.
Teachable
moments
Trusted
Trusted
advisor
advisor
Capturing marketplace advantage
through clinical leadership and innovation
Incentives
Incentives
Most CDHPs
deliver only
this
Personalized
member
engagement

© 2006 Medco Health Solutions, Inc. All rights reserved.
Capturing marketplace advantage
through clinical leadership and innovation
My Rx Choices
Maximizing client and member savings through a proactive review of maintenance medications and facilitation to mail service
Therapeutic Resource Centers
Reducing pharmacy and total healthcare costs through a more
expert, personalized approach to pharmacy care
Optimal Health
Reducing total healthcare costs through a personalized member engagement model
Client savings opportunity
– Generics
– Preferred medications
– Preferred pharmacy
– Improved overall healthcare
– Preferred behaviors

© 2006 Medco Health Solutions, Inc. All rights reserved.
Clinical product solutions’ growth accelerated in 2006,
and significant room for continued growth exists
24%
13%
2005 2006E
Total revenue
Growth
opportunity
Share
captured
85%
15%
Clinical & therapeutic solutions
products annual growth rate
Estimated market potential
within Medco’s existing
book-of-business

© 2006 Medco Health Solutions, Inc. All rights reserved.
Our clinical and therapeutic solutions offer
new market growth opportunities
7.2M
11.3M
2005 2006E
Launched Launched Optimal Optimal Health Health
in collaboration with in collaboration with
Healthways, Inc. in May 2006 Healthways, Inc. in May 2006
Existing Medco client base Existing Medco client base
offers $300M+ in potential offers $300M+ in potential
product revenue product revenue
Over 40 active prospects Over 40 active prospects
57% 57%
growth growth
RationalMed safety solutions
Lives enrolled (year-end) Disease management & wellness

© 2006 Medco Health Solutions, Inc. All rights reserved.
Medco’s brandable difference
Client-centric focus
Client-facing organizational structure enhances our ability to meet the needs of the individual client
Operational excellence and reliability
Consistent record of award winning service quality,
flexibility and customization, mail superiority, technology
leadership, client-facing analytical tools, and member
engagement functionality
Member engagement/clinical innovation
Creating market-leading solutions to maximize client savings and improve clinical outcomes

© 2006 Medco Health Solutions, Inc. All rights reserved.
Growing Today
Innovating for a Greater Tomorrow
Growing
Today,
Innovating
for a Greater
Tomorrow
Growing
the Bottom
Line
Growing
Specialty
Pharmacy
Growing
in the
Marketplace
Optimizing
Prescriptions

© 2006 Medco Health Solutions, Inc. All rights reserved.

Medco Health Solutions, Inc.

Selected Information

(Unaudited)

(In millions, except for per share data)

	Quarter Ended September 24, 2005
	Net Income	Net Income per Diluted Share
Pro forma 2005 with stock option expense effect:
As reported	$156.7	$0.53
Pro forma stock option expense effect, net	(14.2)	(0.05)

Pro forma, including stock option expense effect	$142.5	$0.48

	Quarters Ended
	September 30, 2006	September 24, 2005
Earnings per share reconcilation
Net income per diluted share (2005 pro forma to include stock option expense)	$0.62	$0.48
Adjustment for the amortization of intangible assets	0.09	0.09

Adjusted net income per diluted share (2005 pro forma to include stock option expense)	$0.71	$0.57

Medco Health Solutions, Inc.

Selected Information

(Unaudited)

(In millions, except for per share data)

	Full Year Ended December 30, 2006 (1)		Full Year Ended December 29, 2007
	Low End	High End	Low End	High End
Earnings Per Share Guidance Reconciliation:
Estimated net income per diluted share	$2.33	$2.36	$2.76	$2.83
Estimated adjustment for the amortization of intangible assets	0.36	0.36	0.36	0.36

Estimated adjusted net income per diluted share	$2.69	$2.72	$3.12	$3.19

2007 net income per diluted share growth over 2006			17%	21%
2007 adjusted net income per diluted share growth over 2006			15%	19%

Full Year Ended December 31, 2005
Pro forma 2005 Earnings Per Share with stock option expense effect:
Net income per diluted share	$2.05
Stock option expense effect, net	(0.21)

Pro forma net income per diluted share including stock option expense effect	$1.84

	Full Year Ended December 30, 2006 (1)
	Low End	High End
2006 estimated net income per diluted share (above)	$2.33	$2.36

2006 growth over pro forma 2005	27%	28%

(1)	2006 guidance excludes the one-time legal settlements charge of $0.33 per share.

Medco Health Solutions, Inc.

Selected Information

(Unaudited)

(In millions, except for EBITDA per adjusted prescription data)

	Quarter Ended September 30, 2006		Nine Months Ended September 30, 2006		Full Years Ended
					December 31, 2005 (1), (2)		December 25, 2004		December 27, 2003
EBITDA Reconciliation:
Net income	$185.8		$401.4		$602.0		$481.6		$425.8
Add:
Interest and other (income) expense, net	20.9		49.8		39.9	(3)	59.9	(4)	23.7	(5)
Provision for income taxes	109.3	(6)	242.3	(6)	350.9	(7)	324.7		302.9
Depreciation expense	42.3		133.2		165.0		197.6	(8)	189.0	(8)
Amortization expense	54.6		163.9		192.5		179.9		94.3

EBITDA	$412.9		$990.6		$1,350.3		$1,243.7		$1,035.7
One-time legal settlements charge (9)	—		162.6		—		—		—

EBITDA, excluding the one-time legal settlements charge	$412.9		$1,153.2		$1,350.3		$1,243.7		$1,035.7

Adjusted prescriptions (10)	179.2		542.3		714.1		678.3		688.2

EBITDA per adjusted prescription	$2.30		$1.83		$1.89		$1.83		$1.50

EBITDA per adjusted prescription, excluding the one-time legal settlements charge	$2.30		$2.13		$1.89		$1.83		$1.50

(1)	53-week fiscal year. All other fiscal years are comprised of 52 weeks.

(2)	Includes Accredo’s operating results commencing August 18, 2005, the date of acquisition.

(3)	2005 includes the write-off of deferred debt issuance costs amounting to $2.7 million associated with the debt refinancing for the Accredo acquisition and accelerated term loan payments.

(4)	2004 includes the write-off of deferred debt issuance costs amounting to $5.5 million associated with a debt refinancing.

(5)	2003 excludes a one-time gain of $11 million from the sale of a minority equity investment in a nonpublic company.

(6)	2006 includes a $6.6 million nonrecurring tax benefit reflected in the third quarter, as well as a $12.5 million nonrecurring tax benefit reflected for the nine months.

(7)	2005 includes a $25.7 million nonrecurring tax benefit reflected for the full year.

(8)	For 2004 and 2003, this includes accelerated depreciation of $24.5 million and $13.3 million, respectively, associated with facility closures that took place in 2004.

(9)	This represents the one-time pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This charge reflected an agreement with the U.S. Attorney’s Office for the Eastern District of Pennsylvania to settle three previously disclosed pending federal legal matters. The settlement agreements for these three matters were signed and approved by the District Court on October 23, 2006.

(10)	Estimated adjusted prescription volume equals the majority of mail-order prescriptions multiplied by 3, plus retail prescriptions. These mail-order prescriptions are multiplied by 3 to adjust for the fact that they include approximately 3 times the amount of product days supplied compared with retail prescriptions.